1998 ANNUAL REPORT


IDS
Small Company
Index Fund
(prospectus enclosed)

(icon of) building

The goal of IDS Small Company Index Fund, a part of IDS Market Advantage Series, Inc., is to achieve long-term capital appreciation. The Fund attempts to mirror the performance of the Standard & Poor's Small Capitalization Stock Index(R) (S&P SmallCap 600 Index(R)) by investing in all or a representative group of the equity securities comprising that Index.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

             AMERICAN EXPRESS Financial Advisors

             Distributed by American Express Financial Advisors Inc.

(icon of) building

Good things, small packages

When people talk stocks, the conversation often centers on big, household names. But the fact is that all companies were small once, and, as a group, the small ones have actually provided a greater investment return than their more-sizable siblings over the long run. Instead of trying to sort out the most likely winners from the huge number of contenders, IDS Small Company Index Fund simply buys a representative sample of stocks from a popular index. Therefore, as the index performs, so, too, should the Fund.

Contents

The purpose of this annual report is to tell investors how the Fund performed.

(icon of) one open book inside of another

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

      1998 annual report

      From the chairman                                                4
      From the portfolio manager                                       4
      The Fund's ten largest holdings                                  6
      Making the most of the Fund                                      7
      The Fund's long-term performance                                 8
      Independent auditors' report                                     9
      Financial statements                                            10
      Notes to financial statements                                   13
      Investments in securities                                       27
      IDS mutual funds                                                34
      Federal income tax information                                  38

      1998 prospectus

      The Fund in brief                                               3p
      Goal                                                            3p
      Investment policies and risks                                   3p
      Manager and distributor                                         4p
      Portfolio manager                                               4p
      Alternative purchase arrangements                               4p

      Sales charge and Fund expenses                                  5p

      Performance                                                     7p
      Financial highlights                                            7p
      Total returns                                                   8p

      Investment policies and risks                                  10p
      Facts about investments and their risks                        11p
      Alternative investment option                                  13p
      Valuing Fund shares                                            14p

      How to purchase, exchange or redeem shares                     15p
      Alternative purchase arrangements                              15p
      How to purchase shares                                         18p
      How to exchange shares                                         20p
      How to redeem shares                                           20p
      Reductions and waivers of the sales charge                     25p

      Special shareholder services                                   29p
      Services                                                       29p
      Quick telephone reference                                      29p
      Distributions and taxes                                        30p

      Distributions and Taxes                                        30p
      Dividend and capital gain distributions                        30p
      Reinvestments                                                  31p
      Taxes                                                          31p
      How to determine the correct TIN                               33p

      How the Fund is organized                                      34p
      Shares                                                         34p
      Voting rights                                                  34p
      Shareholder meetings                                           34p
      Board members and officers                                     34p
      Investment manager                                             36p
      Administrator and transfer agent                               36p
      Distributor                                                    37p

      About American Express Financial Corporation                   38p
      General information                                            38p

      Appendix                                                       39p
      Descriptions of derivative instruments                         39p


(This annual report is not part of the prospectus.)

 To our shareholders

      From the chairman

      If you're an experienced investor, you know that the past few years have been unusually strong in many financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable , declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that last October, when financial turmoil in Southeast Asia sparked a sharp decline in worldwide stock markets, including the U.S.

      The potential for such volatility reinforces the need for an investor to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.


      William R. Pearce
      (picture of) William R. Pearce
      William R. Pearce
      Chairman of the board

      From the portfolio manager

      Although unable to match the torrid pace of large-capitalization issues, small-cap stocks recorded a healthy gain during the past 12 months. Reflecting that trend, IDS Small Company Index Fund's Class A shares generated a total return of 19% for the fiscal year -- February 1997 through January 1998.

      The period began with small stocks in a slump, as large-capitalization issues continued to attract the bulk of investors' capital. The main reason for the disparity was the perceived safety offered by the large-caps given their more-predictable earnings growth and trading liquidity. This negative environment took a particular toll on technology and financial services stocks, which make up a substantial portion of the small-cap sector, and resulted in the small-cap index and the Fund losing ground for the first two months of the period.

      By spring, though, inflation fears had pretty well subsided, interest rates began coming down and money started flowing back into small-cap issues. Led most often by technology and financial services stocks, the positive momentum continued largely unabated into the fall. To illustrate the strength of the rally, the Fund gained more than 30% in the five months from May through September.

      Late sell-off tempers gain

      From that point, the broad market, and small-cap stocks in particular, began to struggle. Although the domestic investment environment remained quite healthy, financial turmoil in Southeast Asia raised concerns that U.S. companies doing business in those markets would experience a drop-off in earnings. Most vulnerable, it was assumed, would be technology companies, a substantial component of the small-cap sector. With this cloud hanging over their heads, small stocks were forced to give up a portion of their gains over the final four months of the fiscal year.

      During the 12 months, the Fund's portfolio held 598 of the 600 issues in the Standard & Poor's Small Capitalization 600 Index, the remaining two being left out because there were restrictions on owning the stocks. Their omission had virtually no effect on the Fund's performance over the period.

      As this point (mid-February), the investment environment continues to benefit from three factors that have powered the bull market for stocks during the past three years: low inflation, solid economic growth and low long-term interest rates. The other part of the puzzle -- corporate earnings -- remains something of a question mark, as investors wait to see how much effect weakness in Asian economies will ultimately have on U.S. companies. Should it prove to be modest, I expect relatively positive performance from small stocks, given the fact that they continue to represent good value compared with large-cap issues.


      Guru Baliga
      (picture of) Guru Baliga
      Guru Baliga
      Portfolio manager

(This annual report is not part of the prospectus.)

Class A
 12-month performance

(all figures per share)

Net asset value (NAV)

Jan. 31, 1998         $6.47
Jan. 31, 1997         $5.51
Increase              $0.96

Distributions
Feb. 1, 1997 - Jan. 31, 1998

From income           $ .09
From capital gains    $  --
Total distribution    $ .09

Total return*        +19.0%**

Class B
 12-month performance

(all figures per share)

Net asset value (NAV)

Jan. 31, 1998         $6.40
Jan. 31, 1997         $5.50
Increase              $0.90

Distributions
Feb. 1, 1997 - Jan. 31, 1998

From income           $ .09
From capital gains    $  --
Total distribution    $ .09

Total return*        +18.1%**

Class Y
 12-month performance

(all figures per share)

Net asset value (NAV)

Jan. 31, 1998         $6.47
Jan. 31, 1997         $5.51
Increase              $0.96

Distributions
Feb. 1, 1997 - Jan. 31, 1998

From income           $ .09
From capital gains    $  --
Total distribution    $ .09

Total return*        +19.1%**

      * The prospectus discusses the effect of sales charges, if any, on the various classes.

      ** The total return is a hypothetical investment in the Fund with all distributions reinvested.

(This annual report is not part of the prospectus.)

 The Fund's ten largest holdings

                                       Percent                        Value
                         (of Fund's net assets)        (as of Jan. 31, 1998)

Keane                                     .75%                   $4,659,687

First Commercial                          .65                     4,022,049

American Bankers Insurance Group          .64                     3,977,999

ICN Pharmaceuticals                       .64                     3,940,462

Deposit Guaranty                          .60                     3,691,187

CCB Financial                             .60                     3,678,750

Camco Intl                                .59                     3,656,952

Keystone Financial                        .59                     3,618,000

CKE Restaurants                           .58                     3,563,721

Tech Data                                 .57                     3,517,124

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The ten holdings listed here make up 6.21% of
the Portfolio's net assets

(This annual report is not part of the prospectus.)

      Making the most of the Fund

      Build your assets systematically

      One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

      Using this strategy does not ensure a profit or avoid a loss if the market declines, and requires that you be able to keep on investing on a regular basis, even when the price of your shares falls or the market declines. Investing in this manner can be an effective way to accumulate shares to meet your long-term goals.

     How dollar-cost averaging works

     Month     Amount          Per-share         Number of
               invested        market price      shares purchased

Jan           $100              $20               5.00 XXXXX
Feb            100               18               5.56 XXXXx
March          100               17               5.88 XXXXXx
April          100               15               6.67 XXXXXXx
May            100               16               6.25 XXXXXXx
June           100               18               5.56 XXXXXx
July           100               17               5.88 XXXXXx
Aug            100               19               5.26 XXXXXx
Sept           100               21               4.76 XXXXx
Oct            100               20               5.00 XXXXX

(footnote to table) By investing an equal number of dollars each month....

(arrow in table pointing to April) you automatically buy more shares when the per-share market price is low....

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

(This annual report is not part of the prospectus.)

      The Fund's long-term performance

      Three ways to benefit from a mutual fund:

     o your shares increase in value when the Fund's investments do well

     o you receive capital gains when the gains on investments sold by the Fund exceed losses

     o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

      All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

How $10,000 has grown in IDS Small Company Index Fund

                                                  X
                                                  S&P SmallCap 600 Index

                                                         X
                                                         $12,412
                                                         IDS Small Company
                                                         Index Fund Class A

     X
     $9,500

               Oct.   Jan.    April     July    Oct.   Jan.
   8/31/96     '96    '97     '97       '97     '97    '98

Average annual total return
(as of Jan. 31, 1998):

               1 year          Since
                               inception*

Class A        +13.05%         +16.81%
Class B        +14.12%         +17.56%
Class C        +19.13%         +21.11%

* Inception date was Aug. 19, 1996. For purposes of the graph above, start date was Aug. 31, 1996.

   Assumes o Holding period from 8/19/96 to 1/31/98. o Returns do not reflect taxes payable on distributions. o Reinvestment of all income and capital gain distributions for the Fund, with a value of $244. Also see "Performance" in the Fund's current prospectus.

   The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

      On the graph above you can see the Fund's total return compared to an unmanaged performance index, the S&P SmallCap 600 Index. In comparing IDS Small Company Index Fund (Class A) to the index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the index.

      Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the applicable sales charge up to a maximum of 5%. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

(This annual report is not part of the prospectus.)

The financial statements contained in Post-Effective Amendment #19 to Registration Statement No. 33-30770 filed on or about March 31, 1998, are incorporated herein by reference

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

(This annual report is not part of the prospectus.)

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.


IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

 (This annual report is not part of the prospectus.)

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

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IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

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IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

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IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed

(This annual report is not part of the prospectus.)

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

(This annual report is not part of the prospectus.)

  Federal income tax information

  IDS Small Company Index Fund

  The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below will be reported to you on Form 1099-DIV, Dividends and Distributions, next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

  IDS Small Company Index Fund
  Year ended Jan. 31, 1998

  Class A

   Income distribution
   taxable as dividend income, 23.42% qualifying for deduction by corporations.

   Payable date                                                      Per share
   Dec. 29, 1997                                                      $0.09235

   Capital gain distribution
   taxable as long-term capital gain.

   Payable date                                                      Per share
   Dec. 29, 1997                                                      $0.00227
   Total distributions                                                $0.09462

  The distribution of $0.09462 per share, payable Dec. 29, 1997, consisted of $0.09235 from net short-term capital gains and $0.00227 from net long-term capital gains.

  The long-term capital gains distribution is divided into two rate categories:28%-$0.00227 and 20%-$0.00000.

(This annual report is not part of the prospectus.)

  Class B

   Income distribution
   taxable as dividend income, 23.42% qualifying for deductions by corporations.

   Payable date                                                      Per share
   Dec. 29, 1997                                                      $0.09235

   Capital gain distribution
   taxable as long-term capital gain.

   Payable date                                                      Per share
   Dec. 29, 1997                                                      $0.00227

   Total distributions                                                $0.09462

  The distribution of $0.09462 per share, payable Dec. 29, 1997, consisted of $0.09235 from net short-term capital gains and $0.00227 from net long-term capital gains.

  The long-term capital gains distribution is divided into two rate categories:28%-$0.00227 and 20%-$0.00000.

  Class Y

   Income distribution
   taxable as dividend income, 23.42% qualifying for deduction by corporations.

   Payable date                                                      Per share
   Dec. 29, 1997                                                      $0.09235

   Capital gain distribution
   taxable as long-term capital gain.

   Payable date                                                      Per share
   Dec. 29, 1997                                                      $0.00227

   Total distributions                                                $0.09462

  The distribution of $0.09462 per share, payable Dec. 29, 1997, consisted of $0.09235 from net short-term capital gains and $0.00227 from net long-term capital gains.

  The long-term capital gains distribution is divided into two rate categories:28%-$0.00227 and 20%-$0.00000.

(This annual report is not part of the prospectus.)

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800


TTY Service                 For the hearing impaired               800-846-4852


American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions



AMERICAN EXPRESS Financial Advisors


IDS Small Company Index Fund
IDS Tower 10
Minneapolis, MN 55440-0010

STATEMENT OF DIFFERENCES

Difference                                       Description

1)   The layout is different                     1)  Some of the layout in the
     throughout the annual report.                   annual report to
                                                     shareholders is in two
                                                     columns.

2)   Headings.                                   2)  The headings in the
                                                     annual report are
                                                     placed in a blue strip
                                                     at the top of the page.

3)   There are pictures, icons                   3)  Each picture, icon and
     and graphs throughout the                       graph is described in
     annual report.                                  parentheses.

4)   Footnotes for charts and                    4)  The footnotes for each
     graphs are described at                         chart or graph are typed
     the left margin.                                below the description of
                                                     the chart or graph.